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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 8, 2004


                             The Warnaco Group, Inc.
                             -----------------------
             (Exact name of Registrant as specified in its charter)

           Delaware                   001-10857                  95-4032739
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

501 Seventh Avenue, New York, New York                                  10018
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:  (212) 287-8000
                                                    ----------------


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         (Former name or former address, if changed since last report.)

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Item 12. Results of Operations and Financial Condition.

         On March 8, 2004, The Warnaco Group, Inc. issued a press release announcing fourth quarter and fiscal year 2003 results. A copy of the press release is attached to this report as Exhibit 99.1 and is being furnished pursuant to Item 12 of Form 8-K. The information contained in the press release is incorporated herein by reference.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE WARNACO GROUP, INC.


Date:  March 8, 2004                   By: /s/ Lawrence R. Rutkowski
                                           -------------------------
                                           Name:  Lawrence R. Rutkowski
                                           Title: Senior Vice President -
                                                  Finance and Chief Financial
                                                  Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.     DOCUMENT
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   99.1         Press Release, dated March 8, 2004